Ivy Funds

Supplement dated November 10, 2010 to the

Ivy Funds Prospectus dated July 30, 2010,

and as supplemented October 7, 2010

The following replaces the text under the heading “Objective” for Ivy Core Equity Fund on page 7 of the Ivy Funds prospectus:

Objective

To provide capital growth.

The following replaces the first sentence of the first paragraph of the “Ivy Core Equity Fund — Principal Investment Strategies” section on page 8 of the Ivy Funds prospectus:

Ivy Core Equity Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily in common stocks of large cap companies with dominant market positions in their industries

The following replaces the first and second paragraphs of the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Core Equity Fund” section on page 139 of the Ivy Funds prospectus:

The Fund seeks to achieve its objective of capital growth by investing, during normal market conditions, in common stocks of large, high-quality U.S. and foreign companies that IICO believes are globally dominant, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have dominant positions in their industries. There is no guarantee, however, that the Fund will achieve its objective.

IICO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its securities selection process. It attempts to select securities with growth possibilities by looking at many factors that may include a company’s: projected long-term earnings power compared to market expectations over a multi-year horizon, competitive position in the global economy, history of improving sales and profits, management strength, leadership position in its industry, stock price value, and dividend payment history.

The following replaces the last sentence of the sixth paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Core Equity Fund” section on page 139 of the Ivy Funds prospectus:

However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Supplement	Prospectus	1